                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Amendment No. 1 to the Quarterly Report of Your Way Holding Corp. (the Company") on Form 10- QSB/A for the period ended herein as filed with the Securities and Exchange Commission (the "Report"), I. Lynn M. Vagi, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

Dated: June 25, 2008
                                                                By: /s/ Lynn M. Vagi
                                                                           Chief Executive Officer
                                                                           Chief Financial Officer